UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549
                                          FORM 8-K

                                       CURRENT REPORT

          Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                               Date of Report: April 3, 2000

                        CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.
                   (Exact name of registrant as specified in its charter)

                   Colorado               0-21821              93-0962072
      (State or other jurisdiction     (Commission           (IRS Employer
          of incorporation)             File Number)       Identification No.)

               410 17th Street, Suite 400, Denver, Colorado         80202
              (Address of principal executive offices)            (Zip Code)

             Registrant's telephone number, including area code: (888) 313-8051

                                         None

            (Former name or former address, if changes since last report)

Item 5.Other Events.Press Release Announcing Termination of Business Opportunity
--------------------

Exhibits

Exhibit 99.1 - Press Release, dated April 3, 2000, announcing the termination of a business opportunity that had been previously announced.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CONSOLIDATED CAPITAL OF
                                          NORTH AMERICA, INC.

Date: April 3, 2000                       By:/s/ Donald  R. Jackson
                                          --------------------------

                                          Donald R. Jackson
                                          Treasurer